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                                                                   EXHIBIT 10.19



              FORM OF PROMISSORY NOTE REPRESENTING LOANS TO CERTAIN
              OFFICERS OF THE COMPANY OF REQUIRED WITHOLDING TAXES
                RELATING TO THE SECURING OF CERTAIN SUPPLEMENTAL
                              RETIREMENT BENEFITS


                                 PROMISSORY NOTE


$__________                                               Morristown, New Jersey
                                                          [DATE]


[NAME], of [ADDRESS] ("Borrower"), for value received, hereby promises to pay to the order of Honeywell International Inc., a Delaware corporation ("Lender"), at its office located at 101 Columbia Road, Morristown, New Jersey, 07962, or at any other place the holder hereafter designates, the principal sum of $____________, in lawful money of the United States on demand of Lender at any time on or after December 31, 2004, and to pay interest in like money at said office from the date hereof on the unpaid principal balance hereof at a rate of
5.53 percent per annum, compounded semiannually on June 30 and December 31. Such interest shall be calculated on the basis of a 360-day year and actual days. This Promissory Note may be prepaid in full or in part at any time, without penalty

         Borrower and all guarantors and endorsers of this Promissory Note, severally, waive diligence, demand, presentment, notice of nonpayment, and protest, and assent to extensions of the time of payment, or forbearance, or other indulgence, without notice.


                                                     [NAME]



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